SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 31,
1996

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a
Pooling and Servicing Agreement dated as of January 1,
1996 providing for, inter alia, the issuance of Mortgage
Pass-Through Certificates, Series 1996-QS1)



            Residential Accredit Loans, Inc.

     (Exact name of registrant as specified in its charter)

        DELAWARE                33-95932         51-0368240
(State or other jurisdiction   (Commission)    (I.R.S.
 Employer  of incorporation)   file number)
                                            identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
55437
(Address of principal executive offices)
(Zip code)


Registrant's telephone number, including area code (612)
832-7000




(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2 Items 1 through 6 and
 Item 8 are not included because
they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration
Statement of the Registrant are hereby filed:

                                                        Sequentially
Exhibit                                                 Numbered
Number                                                  Exhibit      Page


7(c) Amendment No. 1, dated as of February 29,
       004
          1996, to the Pooling and Servicing Agreement, dated as of January 1, 1996 among Residential
          Accredit Loans, Inc., as company,
          Residential Funding Corporation,
          as master servicer, and The First National Bank of Chicago, as trustee.

                       SIGNATURES



          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT
                                   LOANS, INC.


                                   By: /s/ Diane S. Wold

                                   Name:   Diane S. Wold
                                   Title:  Vice President


Dated:  July 31, 1996


                                           Exhibit 7(c)






                Amendment No. 1 to the
            Pooling and Servicing Agreement












           RESIDENTIAL ACCREDIT LOANS, INC.,

                        Company,

            RESIDENTIAL FUNDING CORPORATION,

                    Master Servicer,

                          and

          THE FIRST NATIONAL BANK OF CHICAGO,

                        Trustee




                    AMENDMENT NO. 1

             dated as of February 29, 1996



                      Amending the

            POOLING AND SERVICING AGREEMENT

         among the Company, the Master Servicer
                    and the Trustee

              Dated as of January 1, 1996



           Mortgage Pass-Through Certificates

                    Series 1996-QS1

          AMENDMENT NO. 1, dated as of the 29th day of February, 1996, to the Pooling and Servicing Agreement.

          WHEREAS, RESIDENTIAL ACCREDIT LOANS, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of January 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-QS1; and

          WHEREAS, Section 11.01(a)(ii) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee with the consent of the Insurer to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to correct any error, upon the terms and conditions set forth therein;

          WHEREAS, the Company and the Master Servicer wish to amend the Agreement in order to correct an error in the manner in which the Class A-II Maximum Rate is calculated and to correct an error in the definition of the Subordination Increase Amount;

          NOW THEREFORE, the Company, the Master Servicer and the
Trustee hereby amend the Agreement as follows:

          Section 1.

          (a)  The definition of Class A-II Maximum Rate in
Article I is hereby amended to read in its entirety as follows::

          Class A-II Maximum Rate: With respect to the Class A-II Certificates and each Interest Accrual Period, a per annum rate equal to (x) the amount of interest due on the Group II Loans at the Net Mortgage Rates for the preceding Due Period minus (y) the sum of the portion of the Certificate Insurer Premium payable to the Insurer in respect of the Policy in respect of the Class A-II Certificates for the related Distribution Date and the amount of Minimum Spread for such Distribution Date divided by (z) the product of (i) the Certificate Principal Balance of the Class A-II Certificates immediately preceding the related Distribution Date multiplied by (ii) the quotient obtained by dividing the actual number of days in such Interest Accrual Period by 360, expressed as a percentage.

          (b)  The definition of Subordination Increase Amount in
Article I is hereby amended to read in its entirety as follows:

          Subordination Increase Amount: With respect to any Distribution Date and a Loan Group, the lesser of (a) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the related Principal Distribution Amount on such Distribution Date (exclusive of the payment of any related Subordination Increase Amount)) and (b) the amount of Loan Group I Excess Cash Flow (in the case of Loan Group
I) or Minimum Spread (in the case of Loan Group II) on such Distribution Date as reduced by any related Realized Losses included in clause (b)(4) of the definition of Principal Distribution Amount with respect to such Distribution Date and Group I Cumulative Insurance Payments (in the case of Loan Group I) or Group II Cumulative Insurance Payments (in the case of Loan Group II) for such Distribution Date.

          Section 2.

          This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 3.

          Capitalized terms used herein shall have the meanings given thereto in the Agreement.


          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                              RESIDENTIAL ACCREDIT LOANS, INC.,
[Seal]

                              By:/s/ Bruce J. Legan
                              Name: Bruce J. Legan
                              Title: Vice President

Attest: /s/ Diane S. Wold
Name:  Diane S. Wold
Title: Vice President

                              RESIDENTIAL FUNDING CORPORATION
[Seal]

                              By:/s/ Diane S. Wold
                              Name:  Diane S. Wold
                              Title: Director
Attest: /s/Bruce J. Legan
Name: Bruce J. Legan
Title: Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO
[Seal]

                              By:/s/ Faye Wright
                              Name:  Faye Wright
                              Title: Vice President
Attest:/s/ Richard Tarnas
Name:  Richard Tarnas
Title: Vice President


The undersigned Insurer hereby consents to the foregoing Amendment No. 1.

MBIA INSURANCE CORPORATION


By:/s/ John D. Lohrs
Name:  John D. Lohrs
Title: Vice President